                                                                EXHIBIT 24.1

                              POWER OF ATTORNEY

                               PNC BANK CORP.
         ANNUAL REPORT ON FORM 10-K FOR YEAR ENDED DECEMBER 31, 1995

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995.

And such persons hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this February 15, 1996.

Name/Signature                   Capacity
---------------------------      ----------------------------------------------
/s/ THOMAS H. O'BRIEN            Chairman, Chief Executive Officer and Director
---------------------------
Thomas H. O'Brien


/s/ PAUL W. CHELLGREN            Director
---------------------------
Paul W. Chellgren


                                 Director
---------------------------
Robert N. Clay


/s/ WILLIAM G. COPELAND          Director
---------------------------
William G. Copeland


/s/ GEORGE A. DAVIDSON, JR.      Director
---------------------------
George A. Davidson, Jr.


                                 Director
---------------------------
David F. Girard-diCarlo


/s/ DIANNA L. GREEN              Director
---------------------------
Dianna L. Green


/s/ C. G. GREFENSTETTE           Director
---------------------------
C. G. Grefenstette

                            Power of Attorney - 1

/s/ ARTHUR J. KANIA              Director
---------------------------
Arthur Kania


/s/ BRUCE LINDSAY                Director
---------------------------
Bruce Lindsay


                                 Director
---------------------------
Thomas Marshall


/s/ CRAIG McCLELLAND             Director
---------------------------
W. Craig McClelland


                                 Director
---------------------------
Donald I. Moritz


/s/ JACKSON H. RANDOLPH          Director
---------------------------
Jackson H. Randolph


/s/ JAMES E. ROHR                President and Director
---------------------------
James E. Rohr


/s/ RODERIC H. ROSS              Director
---------------------------
Roderic H. Ross


                                 Director
---------------------------
Vincent A. Sarni


/s/ GARRY J. SCHEURING           Vice Chairman and Director
---------------------------
Garry J. Scheuring


/s/ RICHARD P. SIMMONS           Director
---------------------------
Richard P. Simmons


/s/ THOMAS J. USHER              Director
---------------------------
Thomas J. Usher

                            Power of Attorney - 2

/s/ MILTON A. WASHINGTON         Director
---------------------------
Milton A. Washington


                                 Director
---------------------------
Helge H. Wehmeier

                            Power of Attorney - 3